PROSPECTUS SUPPLEMENT

(To Prospectus dated March 1, 2016)

Up to 600,000 Shares

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Common Shares

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in September 2007 following an initial public offering.

Investment Objective. The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the Fund will seek to emphasize high current income. In pursuing its investment objective, the Fund seeks to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Offering. John Hancock Funds, LLC (the “Distributor”) has entered into a distribution agreement with the Fund, dated June 6, 2016, authorizing it to act as distributor for the common shares of beneficial interest, par value $0.01 per share (“Common Shares”), offered by this prospectus supplement (“Prospectus Supplement”) and the accompanying prospectus dated March 1, 2016 (the “Prospectus”). The Distributor also has entered into a dealer agreement, dated June 6, 2016, (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the Common Shares offered by this Prospectus Supplement and the Prospectus. In accordance with the terms of the Dealer Agreement, the Fund may offer and sell its Common Shares, par value $0.01 per Common Share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value (“NAV”) of such Common Shares, exclusive of any distributing commission or discount.

Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, the Distributor may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of the Distributor may be deemed to be underwriting commissions or discounts.

Investment Strategy. Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The Fund seeks to produce superior, risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of securities which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole. “Free cash flow” is the cash available for distribution to investors after all planned capital investment and taxes. The Advisor (as defined below) believes that free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Investment Advisor and Subadvisors. The Fund’s investment advisor is John Hancock Advisers, LLC (the “Advisor” or “JHA”) and its subadvisors are Epoch Investment Partners, Inc. (“Epoch”) and Analytic Investors, LLC (“Analytic” and, together with Epoch, the “Subadvisors”).

Exchange listing. The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “HTY.” Any new Common Shares offered and sold hereby will be listed on the NYSE and trade under this symbol. The net asset value of the Common Shares on May 19, 2016, was $9.35 per share. As of May 19, 2016, the last reported sale price per share of Common Shares in the market as of the close of regular trading on the NYSE was $10.30.

The Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in the Common Shares involves certain risks. You could lose all or some of your investment. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase the Fund’s securities. See “Risk Factors” beginning on page 33 of the accompanying Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined whether this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in the Common Shares. You should retain this Prospectus Supplement and the accompanying Prospectus, as may be supplemented from time to time, for future reference. A Statement of Additional Information (“SAI”), dated March 1, 2016, as may be supplemented from time to time, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, together with the accompanying Prospectus and SAI, set forth concisely the information about the Fund that you should know before investing. The Table of Contents for the SAI is on page 58 of the accompanying Prospectus. A copy of the SAI may be obtained without charge by visiting the Fund’s website (jhinvestments.com) or by calling 800-225-6020 (toll-free) or from the SEC’s website at sec.gov. Copies of the Fund’s annual report and semi-annual report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 800-225-6020, or by visiting the Fund’s website at jhinvestments.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement dated June 6, 2016

You should rely only on the information contained in, or incorporated by reference into, this Prospectus Supplement, the accompanying Prospectus and the SAI in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus, the SAI and the documents incorporated by reference into the accompanying Prospectus and the SAI. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus or the SAI, you should rely on the information contained in this Prospectus Supplement. The Fund is not making an offer to sell the Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus Supplement, the accompanying Prospectus and the SAI is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus Supplement or the date of its description in the accompanying Prospectus and SAI.

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	TABLE OF CONTENTS Prospectus Supplement
PROSPECTUS SUPPLEMENT SUMMARY SUMMARY OF FUND EXPENSES		S-1 S-3
CAPITALIZATION		S-4
MARKET AND NET ASSET VALUE INFORMATION		S-5
THE FUND USE OF PROCEEDS		S-6 S-6
PLAN OF DISTRIBUTION		S-6
ADDITIONAL INFORMATION		S-7
	Prospectus
Prospectus Summary		1
Summary of Fund Expenses		16
Financial Highlights		18
Market and Net Asset Value Information		20
The Fund		20
Use of Proceeds		21
Investment Objectives		21
Investment Strategies		21
Risk Factors		33
Management of the Fund		42
Determination of Net Asset Value		45
Distribution Policy		45
Dividend Reinvestment Plan		46
Closed-End Fund Structure		47
U.S. Federal Income Tax Matters		48
Plan of Distribution		52
Description of Capital Structure		53
Certain Provisions in the Declaration of Trust and By-Laws		56
Reports to Shareholders		57
Independent Registered Public Accounting Firm		57
Additional Information		58
Table of Contents of the Statement of Additional Information		58
The Fund’s Privacy Policy		58

Until July 1, 2016, all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver the Prospectus and this Prospectus Supplement. This requirement is in addition to the dealers’ obligation to deliver the Prospectus and this Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

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CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and the SAI. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Common Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC. Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risk Factors” section of the accompanying Prospectus. You are urged to review carefully those sections for a more detailed discussion of the risks of an investment in the Fund’s securities.

Although the Fund believes that the expectations expressed in the Fund’s forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward- looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks ” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement, the accompanying Prospectus or the SAI are made as of the date of this Prospectus Supplement, the accompanying Prospectus or the SAI, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

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PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information elsewhere in this prospectus supplement (“Prospectus Supplement”), the accompanying prospectus (the “Prospectus”), and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors” in the accompanying Prospectus.

The Fund	John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in September 2007 following an initial public offering.

Investment Objective	The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the Fund will seek to emphasize high current income. In pursuing its investment objective, the Fund seeks to achieve favorable after- tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Offering	John Hancock Funds, LLC (the “Distributor”) has entered into a distribution agreement with the Fund, dated June 6, 2016, authorizing it to act as distributor for the common shares of beneficial interest, par value $0.01 per share (“Common Shares”), offered by this Prospectus Supplement and the accompanying Prospectus dated March 1, 2016. The Distributor also has entered into a dealer agreement, dated June 6, 2016, (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the Common Shares offered by this Prospectus Supplement and the Prospectus. In accordance with the terms of the Dealer Agreement, the Fund may offer and sell its Common Shares, par value $0.01 per Common Share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares.

Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), which generally require that the public offering price of common shares of a closed- end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value (“NAV”) per share of the company’s common shares (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a Prospectus and an accompanying Prospectus Supplement describing the method and terms of the offering of Common Shares.

Listing and Symbol	The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “HTY.” Any new Common Shares offered and sold hereby will be listed on the NYSE and trade under this symbol. The NAV of the Common Shares on May 19, 2016, was $9.35 per share. As of May 19, 2016, the last reported sale price per share of Common Shares in the market as of the close of regular trading on the NYSE was $10.30.

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Use of Proceeds	The Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus in accordance with its investment objective and policies as described in the accompanying Prospectus under “Investment Objective” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in high-quality, short-term debt securities, cash and/or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to the holders of Common Shares (“Common Shareholders”) or result in a distribution consisting principally of a return of capital.

Investment Advisor and Subadvisors	The Fund’s investment advisor is John Hancock Advisers, LLC (the “Advisor” or “JHA”) and its subadvisors are Epoch Investment Partners, Inc. (“Epoch”) and Analytic Investors, LLC (“Analytic” and, together with Epoch, the “Subadvisors”).

The Advisor is an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Advisor is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring Epoch and Analytic. As of March 31, 2016, the Advisor had total assets under management of approximately $131.6 billion.

Epoch, a subadvisor to the Fund, is responsible for the day-to-day management of the Fund’s portfolio investments. Epoch, founded in 2004, is a wholly-owned subsidiary of The Toronto-Dominion Bank. As of March 31, 2016, Epoch managed on a worldwide basis approximately $42.5 billion.

Analytic, a subadvisor to the Fund, is responsible for formulating and implementing the Fund’s Options Strategy. Analytic was founded in 1970. As of March 31, 2016, Analytic had total assets under management of approximately $15.6 billion.

See “Management of the Fund—The Advisor” and “—The Subadvisors” in the accompanying Prospectus.

Risk Factors	See “Risk Factors” beginning on page 33 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Common Shares.

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SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of October 31, 2015, and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets in which the Fund invests. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below. However, these expenses will be borne by Common Shareholders and may result in a reduction in the NAV of the Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan” in the accompanying Prospectus. The table and example are based on the Fund’s capital structure as of October 31, 2015.

Shareholder Transaction Expenses

Sales load (as a percentage of offering price) (1)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price) (2)	0.41%
Dividend Reinvestment Plan fees (3)	None

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)

Management fees (4)	1.00%
Other expenses (5)	0.27%
Total Annual Expenses	1.27%

(1)	Represents the estimated commission with respect to the Common Shares being sold in this offering. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Fund’s Common Shares at the time of any such sale.

(2)	Offering costs charged upon sale of the shares, based on the last reported sale price on May 19, 2016.

(3)	Participants in the Fund’s dividend reinvestment plan do not pay brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever Common Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested. Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time and will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. See “Distribution Policy” and “Dividend Reinvestment Plan” in the accompanying Prospectus.

(4)	See “Management of the Fund—The Advisor” in the accompanying Prospectus.

(5)	Other expenses have been estimated for the current fiscal year.

EXAMPLE

The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.27% of net assets attributable to Common Shares in years 1 through 10; (ii) a sales load of 1.00%; (iii) offering expenses of 0.41% (iv) a 5% annual return; and (v) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses	$27	$54	$83	$165

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” in the accompanying Prospectus. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Policy” and “Dividend Reinvestment Plan” in the accompanying prospectus.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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CAPITALIZATION

The Fund may offer and sell up to 600,000 Common Shares from time to time through the Dealer as sub-placement agent under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 600,000 Common Shares at a price of $10.30 per share (the last reported sale price per share of Common Shares in the market as of the close of regular trading on the NYSE on May 19, 2016.) Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than $10.30 per share, depending on the market price of the Common Shares at the time of any such sale. To the extent that the market price per share of the Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct the Dealer not to make any sales on such day.

The following table sets forth the Fund’s capitalization:

•	on a historical basis as of October 31, 2015 (audited);

•	on an actual basis as of May 19, 2016, to reflect the sale and reinvestment of Common Shares from November 1, 2015, through May 19, 2016, and the application of the net proceeds from such sale of Common Shares; and

•	on a pro forma as adjusted basis to reflect the assumed sale of 600,000 Common Shares at $10.30 per share (the last reported sale price per share of Common Shares in the market as of the close of regular trading on the NYSE on May 19, 2016), in an offering under this Prospectus Supplement and the accompanying Prospectus, after deducting the assumed commission of $61,800 (representing an estimated commission to the Distributor of 1.00% of the gross proceeds of the sale of Common Shares, of which a certain percentage will be paid to the Dealer in connection with sales of Common Shares effected in this offering) and the offering expenses of $25,320 related to the issuance of shares.

	As of October 31, 2015 (audited)	As of May 19, 2016 (unaudited)	Pro Forma (unaudited)
	Actual	Actual	As Adjusted
Net assets	$106,265,525	$99,964,156	$106,056,901
Common Shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	10,553,471	10,689,537	11,289,537
Paid-in capital	$139,975,305	$141,374,501	$147,467,246
Undistributed (distributions in excess of) net investment income	-	($2,963,777)	($2,963,777)
Accumulated net realized loss on investments, written options and foreign currency transactions	($30,607,419)	($37,793,498)	($37,793,498)
Net unrealized depreciation on investments, written options and translation of assets and liabilities in foreign currencies	($3,102,361)	($653,070)	($653,070)
Net Assets	$106,265,525	$99,964,156	$106,056,901
Net asset value per share	$10.07	$9.35	$9.39

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MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “HTY” and commenced trading on the NYSE on September 26, 2007.

The Common Shares have traded both at a premium and a discount to their net asset value (“NAV”). The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors—General Risks—Market Discount Risk” on page 35 of the accompanying Prospectus.

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Common Shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” on Page 45 of the accompanying Prospectus for information as to the determination of the Fund’s NAV.

	Market Price		NAV per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2014	$12.96	$11.63	$12.24	$11.69	5.88%	(0.51)%
April 30, 2014	$13.21	$12.55	$12.59	$12.19	4.93%	2.95%
July 31, 2014	$13.89	$12.51	$12.64	$12.20	9.89%	2.54%
October 31, 2014	$12.65	$11.65	$12.03	$11.03	5.15%	5.62%
January 31, 2015	$12.89	$10.77	$11.51	$10.75	11.99%	0.19%
April 30, 2015	$12.85	$11.34	$11.34	$10.61	13.32%	11.22%
July 31, 2015	$12.07	$9.41	$10.94	$10.22	10.33%	(7.93)%
October 31, 2015	$9.85	$9.05	$10.49	$9.66	(6.10)%	(6.31)%
January 31, 2016	$10.63	$9.04	$9.83	$8.89	8.14%	1.69%

April 30, 2016	$11.27	$10.06	$9.57	$9.19	17.76%	9.47%

The last reported sale price, NAV per share and percentage premium to NAV per share of the Common Shares as of May 19, 2016, were $10.30, $9.35 and 10.16%, respectively. As of May 19, 2016, the Fund had 10,689,537 Common Shares outstanding and net assets of the Fund were $99,964,156.

The following provides information about the Fund’s outstanding securities as of October 31, 2015.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	unlimited	0	10,553,471

S-5

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on April 23, 2007 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund commenced operations in September 2007 following an initial public offering. On September 25, 2007, the Fund issued an aggregate of 8,750,000 Common Shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On November 14, 2007, the Fund issued an additional 600,000 Common Shares in connection with the exercise by the initial underwriters of an over-allotment option. In addition, the Fund has issued 1,142,763 Common Shares pursuant to the Fund’s equity shelf- offering program during the period from November 1, 2012 to May 19, 2016. The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.

USE OF PROCEEDS

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Common Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $10.30 per share of Common Shares in the market as of the close of regular trading on the NYSE on May 19, 2016, the Fund estimates that the net proceeds of this offering will be approximately $6,092,745 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

Subject to the remainder of this section, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus in accordance with its investment objective and policies as described in the accompanying Prospectus under “Investment Objective” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in high-quality, short-term debt securities, cash and/or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

PLAN OF DISTRIBUTION

Under the Dealer Agreement between the Distributor and the Dealer, upon written instructions from the Distributor, the Dealer will use its reasonable best efforts, to sell, as sub-placement agent, the Common Shares under the terms and subject to the conditions set forth in the Dealer Agreement. The Dealer’s solicitation will continue until the Distributor instructs the Dealer to suspend the solicitations and offers. The Distributor will instruct the Dealer as to the amount of Common Shares to be sold by the Dealer. The Distributor may instruct the Dealer not to sell Common Shares if the sales cannot be effected at or above the price designated by the Distributor in any instruction. To the extent that the market price per share of the Common Shares on any given day is less than the NAV per share on such day, the Distributor will instruct the Dealer not to make any sales on such day. The Distributor or the Dealer may suspend the offering of Common Shares upon proper notice and subject to other conditions.

The Dealer will provide written confirmation to the Distributor following the close of trading on the day on which Common Shares are sold under the Dealer Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Distributor to the Dealer in connection with the sales.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer for its services in acting as sub-placement agent in the sale of Common Shares out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the

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Dealer from time to time. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of Common Shares at the time of any such sale. Assuming 600,000 Common Shares offered hereby are sold at a market price of $10.30 per share (the last reported sale price per share of Common Shares in the market as of the close of regular trading on the NYSE on May 19, 2016), the Fund estimates that the total expenses for the offering, excluding compensation payable to the Distributor and the Dealer, would be approximately $25,320.

Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Distributor has agreed to provide indemnification and contribution to the Dealer against certain civil liabilities, including liabilities under the 1933 Act. The Dealer Agreement will remain in full force and effect unless terminated by either party upon 30 days’ written notice to the other party.

The principal business address of the Dealer is 1285 Avenue of the Americas, New York, NY 10019.

ADDITIONAL INFORMATION

This Prospectus Supplement, the accompanying Prospectus, and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-201040). The complete Registration Statement may be obtained from the SEC at sec.gov. See the cover page of the accompanying Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

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Up to 600,000 Shares

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Common Shares

PROSPECTUS SUPPLEMENT

June 6, 2016

Until July 1, 2016, all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus and the applicable prospectus supplement. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus and the applicable prospectus supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.